                                                                   EXHIBIT 10.1


                              FIRST AMENDMENT AND WAIVER

          FIRST AMENDMENT AND WAIVER (this "Amendment"), dated as of February 12, 1999, among ELGAR HOLDINGS, INC. ("Holdings"), ELGAR ELECTRONICS CORPORATION (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"), and solely for purposes of Sections 14 and 15 of this Amendment, J.F. LEHMAN EQUITY INVESTORS I, L.P. ("JFLEI"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                W I T N E S S E T H:

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 3, 1998 and amended and restated as of May 29, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, JFLEI, Holdings, the Borrower and the Agent have entered into the Capital Call Agreement;

          WHEREAS, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided and amend and restate in its entirety the Capital Call Agreement as herein provided; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1. Holdings, the Borrower, the Banks and the Agent hereby acknowledge and agree that on the First Amendment Effective Date (as defined below), the Total Revolving Loan Commitment shall be permanently reduced from $15,000,000 to $5,000,000 (as such amount may be further reduced from time to time in accordance with the terms of the Credit Agreement). In connection therewith, Schedule I of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" appearing each place under the "Revolving Loan Commitment" column appearing therein and inserting in lieu thereof the amount "$5,000,000".

          2. Section 4.02(c) of the Credit Agreement is hereby amended by inserting the following text at the end of the final parenthetical appearing therein:

          "and 100% of any cash equity contributions paid to Holdings as contemplated by Section 10.12 shall be applied as provided in Sections 4.02(h) and (i)".


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          3.  Section 4.02(h) of the Credit Agreement is hereby amended by
(i) inserting "(A)" immediately after the words "PROVIDED, HOWEVER," appearing therein and (ii) inserting the following language at the end of such proviso:

          " and (B) that any amount invested in Holdings as contemplated by
          Section 10.12 shall be applied to reduce the then remaining Scheduled Repayments in direct order of maturity".

          4.  Section 8.01(f) of the Credit Agreement is hereby amended by
(i) inserting "(A)" immediately after the words "to establish" appearing therein and (ii) inserting the following language at the end thereof:

          ", and (B) the Consolidated EBITDA for the four consecutive fiscal quarters of Holdings ended on the last day of such fiscal quarter or year, as the case may be".

          5. Section 9.02 of the Credit Agreement is hereby amended by inserting the words "with the prior written consent of the Required Banks," immediately before the first word of clause (xii) thereof.

          6. Section 9.04 of the Credit Agreement is hereby amended by inserting the words "with the prior written consent of the Required Banks," immediately before the first word of clause (xii) thereof.

          7. Section 9.05 of the Credit Agreement is hereby amended by inserting the words "with the prior written consent of the Required Banks," immediately before the first word of clause (xiv) thereof.

          8. Section 9.07 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

          "Fiscal Quarter
          Ending Closest To                    Ratio
          -----------------                  ---------
          June 30, 2000                      0.95:1:00
          September 30, 2000                 1.10:1:00
          December 31, 2000                  1.20:1:00
          March 31, 2001                     1.40:1.00
          June 30, 2001                      1.50:1.00
          September 30, 2001                 1.60:1.00
          December 31, 2001                  1.70:1.00
          March 31, 2002                     1.70:1.00
          and the last day of each
          fiscal quarter thereafter          1:75:1.00".

          9. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                           "Period                                  Ratio
                           -------                                ---------
 The last day of Holdings fiscal quarter ending closest to        6:85:1.00
 March 31, 2001 through and including the day immediately
 preceding the last day of Holdings' fiscal quarter ending
 closest to June 30, 2001

 The last day of Holdings fiscal quarter ending closest to        6.70:1.00
 June 30, 2001 through and including the day immediately
 preceding the last day of Holdings' fiscal quarter ending
 closest to September 30, 2001

 The last day of Holdings fiscal quarter ending closest to        6.50:1.00
 September 30, 2001 through and including the day
 immediately preceding the last day of Holdings' fiscal
 quarter ending closest to December 31, 2001

 The last day of Holdings fiscal quarter ending closest to        6.25:1.00
 December 31, 2001 through and including the day immediately preceding the last day of Holdings' fiscal quarter ending
 closest to March 31, 2002

 The last day of Holdings fiscal quarter ending closest to        6.00:1.00
 March 31, 2002 through and including the day immediately
 preceding the last day of Holdings' fiscal quarter ending
 closest to June 30, 2002

 The last day of Holdings fiscal quarter ending closest to        5.70:1.00
 June 30, 2002 through and including the day immediately
 preceding the last day of Holdings' fiscal quarter ending
 closest to September 30, 2002

 The last day of Holdings fiscal quarter ending closest to        5.45:1.00
 September 30, 2002 through and including the day
 immediately preceding the last day of Holdings' fiscal
 quarter ending closest to December 31, 2002

 The last day of Holdings fiscal quarter ending closest to       5.25:1.00".
 December 31, 2002 and thereafter

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          10.  Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

          "Fiscal Quarter
          Ending Closest To                     Amount
          -----------------                   ----------
           March 31, 1999                     $2,540,000
           June 30, 1999                      $1,118,000
           September 30, 1999                 $1,892,000
           December 31, 1999                  $2,210,000
           March 31, 2000                     $3,875,000
           June 30, 2000                      $10,321,000
           September 30, 2000                 $11,559,000
           December 31, 2000                  $12,989,000
           March 31, 2001                     $15,095,000
           June 30, 2001                      $15,250,000
           September 30, 2001                 $15,500,000
           December 31, 2001                  $16,000,000
           March 31, 2002                     $16,500,000
           June 30, 2002                      $17,000,000
           September 30, 2002                 $17,250,000
           December 31, 2002                  $17,500,000".

          11. Section 10 of the Credit Agreement is hereby amended by (i) inserting the word "or" immediately after Section 10.11(b) thereof and (ii) inserting the following new Section 10.12 immediately after such Section 10.11:

          "10.12 ADDITIONAL EQUITY CONTRIBUTIONS. Holdings shall not have received at least $4,000,000 of new cash equity contributions from JFLEI by March 31, 1999;".

          12. Section 11.01 of the Credit Agreement is hereby amended as follows:

          (i) by deleting the definition of "Blocked Commitment" appearing therein an d inserting the following new definition of "Blocked Commitment" in lieu thereof:

          "'Blocked Commitment' shall mean $5,000,000; provided that the Blocked Commitment shall be reduced to 0 on the date on which the new equity contributions are made to Holdings as contemplated by Section 10.12 and all of the proceeds therefrom are applied to repay outstanding Term Loans in accordance with Section 4.02(c).";

          (ii) by deleting the last sentence appearing in the definition of "Consolidated EBITDA";

          (iii) deleting the definition of "Initial Blocked Amount" appearing therein; and

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          (iv) deleting the definition of "Test Period" appearing therein and inserting the following new definition of "Test Period" in lieu thereof:

          "'Test Period' shall mean each period of four consecutive fiscal quarters of Holdings then last ended (taken as one accounting period); PROVIDED, HOWEVER, (i) for purposes of determining compliance with
          Section 9.09 for any period ending on or prior to Holdings' fiscal quarter ending closest to March 31, 2000, the term "Test Period" shall mean the fiscal quarter of Holdings then last ended and (ii) for purposes of determining the Applicable Base Rate Margin, the Applicable Eurodollar Rate Margin and compliance with clause (iii) of the definition of Capital Call Event (as defined in the Capital Call Agreement) in respect of the Test Period ending closest to March 31, 1999, Consolidated EBITDA shall be determined on a PRO FORMA basis as if the Acquisition and the related financing had occurred on March 29, 1998."

          13. The Banks hereby waive any Event of Default that has arisen under the Credit Agreement solely as a result of the failure of Holdings to comply with (i) Section 9.08 of the Credit Agreement at any time on or prior to February 12, 1999 and (ii) Sections 9.07 and 9.09 of the Credit Agreement for the Test Period ended on the last day of Holdings' fiscal quarter ended closest to December 31, 1998.

          14. JFLEI hereby irrevocably agrees for the benefit of the Banks that it will make the capital contributions to Holdings as contemplated by
Section 10.12 of the Credit Agreement so that no Default or Event of Default will arise thereunder.

          15. JFLEI, Holdings, the Borrower, the Banks and the Agent hereby agree that the existing Capital Call Agreement (Exhibit J to the Credit Agreement) shall be replaced in its entirety by the amended and restated Capital Call Agreement in the form of Annex I attached hereto and that all references in the Credit Agreement to the "Capital Call Agreement" shall mean and be a reference to the Capital Call Agreement in the form of Annex I attached hereto.

          16. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) each of JFLEI, Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office and (ii) JFLEI, Holdings, the Borrower and the Agent shall have signed a counterpart of the Capital Call Agreement in the form of Annex I attached hereto (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

          17. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that no Default or Event of Default exists on the First Amendment Effective Date, after giving effect to this Amendment.

          18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed

                                      -5-
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and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.

          19. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          20. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Capital Call Agreement shall be deemed to be references to the Credit Agreement and the Capital Call Agreement as modified hereby.

          21. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document (other than the Capital Call Agreement).

                                    *     *     *

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              ELGAR HOLDINGS, INC.

                              By: /s/ Christopher W. Kelford
                                 -----------------------------------
                                 Chief Financial Officer

                              ELGAR ELECTRONICS CORPORATION

                              By: /s/ Christopher W. Kelford
                                 -----------------------------------
                                 Chief Financial Officer

                              J.F. LEHMAN EQUITY INVESTORS I, L.P.
                              (solely for purposes of Sections 14 and 15 of this Amendment)

                              By:  J.F.L. Investors, L.L.C., its general partner

                              By: /s/ Donald Glickman
                                 -----------------------------------
                                 Title:

                              BANKERS TRUST COMPANY,
                                Individually and as Agent

                              By: /s/ G. Andrew Keith
                                 -----------------------------------
                                 Vice President